                                  EXHIBIT 99.1

EX-99.1

BEECH CREEK LEASES

                                             NEXT       PRIMARY
LEASE #    LESSOR NAME                       RENT       XPIRATION    BOOK    PAGE     NET ACRE      LOR       NRI       WI
============================================================================================================================
  1       BARGER, FRANK                       7/9/96      6/10/95     80      290          109      12.5%     84.375    100%
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  2       CITY OF MANCHESTER                11/15/96     11/15/94     79      543          315      12.5%     84.375    100%
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  3       DAVIDSON, ROSCOE                   6/30/96      5/26/95     80      249           30      12.5%     84.375    100%
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  4       DEZARN, GROVER                     8/20/96      8/29/94     79      583          300      12.5%       82.5    100%
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  5       GRAY, NANNIE                       4/27/96      4/27/95     80       66          250      12.5%       82.5    100%
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  6       GRUBB, AMOS                         7/9/96      6/10/95     80      294            7      12.5%     84.375    100%
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  7       GRUBB, HARLAN                      7/16/96      7/16/94     79      547          191      12.5%       82.5    100%
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  8       HENSLEY, CONLEY                    10/8/96      10/8/94     79      551        16.68      12.5%       82.5    100%
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  9       HENSLEY, DELBERT                   10/8/96      10/8/94     79      567        37.43      12.5%       82.5    100%
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 10       HENSLEY, EDSEL                    10/26/96     10/26/94     79      555        18.78      12.5%       82.5    100%
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 11       HENSLEY, EUGENE                    10/8/96      10/8/94     79      571        18.47      12.5%       82.5    100%
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 12       HENSLEY, HERSCHEL                  10/8/96      10/8/94     79      559        18.36      12.5%       82.5    100%
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 13       JONES, TED                         8/30/96      8/30/94     79      575        3.129      12.5%       82.5    100%
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 14       LAKES, OLLIE                       5/31/96      5/31/95     80      261         71.4      12.5%     84.375    100%
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 15       LEE, JOHN ET AL                    6/10/96      6/10/95     80      306          108      12.5%     84.375    100%
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 16       LEE, WILL ET AL                     7/9/96      6/10/95     80      298          110      12.5%     84.375    100%
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 17       SPURLOCK, HUGH                     7/11/96      5/26/95     80      245          115      12.5%     84.375    100%
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 18       STOKES, LORENE                     10/8/96      10/8/94     79      563         7.29      12.5%     84.375    100%
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 19       WEBB, DONALD ET AL                 6/27/96      6/27/95     80      466          301      12.5%       82.5    100%
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 20       WHITE, DAUGH ET AL                 7/23/96      7/23/94     79      587          462      12.5%     84.375    100%
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 21       WOOTON, DON                        6/30/96       8/3/94     79      579          300      12.5%       82.5    100%
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 22       COTTON, MARY                       5/26/96      5/26/95     80      253           55      12.5%       82.5    100%

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 23       SMITH, VIRGIL                      6/30/96      6/21/95     80      302          168      12.5%     84.375    100%
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 24       LEWIS, HERMAN                      5/21/96      5/31/95     80      257          889      12.5%     84.375    100%
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 25       LEWIS, HERMAN                       6/7/96       6/7/95     80      454      2431.76      12.5%     84.375    100%
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 26       WEBB, DONALD                       6/30/96      6/30/95     80      470           60      12.5%     84.375    100%
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 27       HALE, GILBERT                       9/8/96       9/8/94     79      640          150      12.5%     84.375    100%
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 28       BURNETT, EDDIE                      6/4/96      6/24/95     80      458          265      12.5%     84.375    100%
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 29       COWENS, EVA                         8/5/96       8/5/95     80      536           92      12.5%     84.375    100%
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 30       GARRETT, NANNIE                    6/24/96      6/24/95     80      462          175      12.5%     85.938    100%
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 31       BOWLING, PRESTON                   8/18/96      8/18/95     80      548          154      12.5%     84.375    100%
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EXHIBIT 99.1 CONTINUED
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 32       SIZEMORE, RALEIGH                  8/18/96      8/18/95     80      544           13      12.5%     84.375    100%
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 33       WILSON, HUBERT                     8/22/96      8/22/95     80      524           20      12.5%     84.375    100%
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 34       CAMPBELL, FRANCIS                  8/22/96      8/22/95     80      528           34      12.5%     84.375    100%
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 35       BARRETT, EARNEST                   8/17/96      8/17/95     80      532           15      12.5%     84.375    100%
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 36       MCDONALD, JOSEPH                   8/17/96      8/17/95     80      540            3      12.5%     84.375    100%
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 37       B & C PROPERTIES                   8/31/96      8/31/95     81      180          500      18.8%         80    100%
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 38       BARRETT, IRVIN                     9/30/96      9/20/95     81      206        105.3      12.5%     84.375    100%
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 39       JACKSON, ARMIS                     9/21/96      9/21/95     81      206          135      12.5%     84.375    100%
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 40       PRINGLE, ETHLENE                    8/3/96       8/3/95     81        5            2      12.5%     84.375    100%
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 41       WEBB, MARY                         8/26/96      8/26/95     81        1            1      12.5%     84.375    100%
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                                                                       TOTAL ACREAGE ..   8058
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